                                                                Exhibit 4.1


COMMON STOCK                                  THIS CERTIFICATE IS TRANSFERABLE
                                                   IN BOSTON MASSACHUSETTS
                                                    OR NEW YORK, NEW YORK








                                                       CUSIP 21922H 10 3


INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR CERTAIN
  OF THE STATE OF NEVADA                          DEFINITIONS AND RESTRICTIONS


                         CORNERSTONE PROPERTIES INC.

This Certifies that




is the owner of



 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF NO PAR VALUE OF

Cornerstone Properties Inc. transferable only on the books of the Corporation by the Registered Holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed and upon compliance with the transfer restrictions as on the back of this Certificate. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

        As Witness Whereof, Cornerstone Properties Inc. has caused its facsimile corporate seal to hereunto affixed and this Certificate to be signed by the facsimile signatures of its duly authorized officers


Dated:


COUNTERSIGNED AND REGISTERED
  BankBoston, N.A.
        TRANSFER AGENT AND REGISTRAR
BY

                AUTHORIZED SIGNATURE    VICE PRESIDENT     PRESIDENT AND CHIEF
                                        AND SECRETARY       EXECUTIVE OFFICER
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                         CORNERSTONE PROPERTIES INC.

        The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitation or restrictions of such preferences and/or rights.

        UNDER THE CORPORATION'S RESTATED ARTICLES OF INCORPORATION, AS AMENDED, IN ORDER TO MAINTAIN QUALIFICATION OF THE CORPORATION AS A REAL ESTATE INVESTMENT TRUST AND IN ORDER TO BECOME AND REMAIN "DOMESTICALLY CONTROLLED" UNDER RESPECTIVE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE RESTRICTED AND MAY BE DEEMED TRANSFERRED TO THE CORPORATION OR OFFERED FOR SALE TO IT. VIOLATIONS OF CERTAIN OF THESE RESTRICTIONS MAY RESULT IN THE VIOLATOR BEING REQUIRED TO INDEMNIFY THE CORPORATION FOR LOSSES.


        The following abbreviations, when issued in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  _____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with rights of          under Uniform Gifts to Minors
          survivorship and not as                     Act ___________________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.


For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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______________________________________________________________________________
 (Please Print of Typewrite Name and Address, Including Zip Code of Assignee)

______________________________________________________________________________


________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________



                                ______________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED


______________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAMS), PURSUANT TO S.E.C. RULE 17Ad-15